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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 3, 2009
                                                           ------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

        United States                      0-50801            84-1655232
        -------------                      -------            ----------
(State or other jurisdiction of          (Commission         (IRS Employer
 incorporation or organization)          File Number)       Identification No.)


803 Main Street, Willimantic, Connecticut                     06226
-----------------------------------------                     -----
(Address of principal executive offices)                      (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

         On July 3, 2009, Steven H. Townsend notified SI Financial Group, Inc. (the "Company") that, effective immediately, he was resigning as a member of the Board of Directors of the Company, its wholly-owned subsidiary, Savings Institute Bank & Trust Company, and SI Bancorp, MHC, the mutual holding company that owns a majority of the Company's common stock.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SI FINANCIAL GROUP, INC.


Date: July 9, 2009                           By: /s/ Brian J. Hull
                                                 -------------------------------
                                                 Brian J. Hull
                                                 Executive Vice President, Chief
                                                 Financial Officer and Treasurer